UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 03, 2011 (Date of earliest event reported)
Theravance, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30319 (Commission File Number)	94-3265960 (IRS Employer Identification Number)

901 Gateway Boulevard, South San Francisco, CA (Address of principal executive offices)		94080 (Zip Code)
650-808-6000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 3, 2011, GlaxoSmithKline plc and Theravance, Inc. (the "Company") issued a press release announcing major milestones in two clinical development programs focused on new treatments for patients with chronic obstructive pulmonary disease (COPD). The first is the initiation of the Phase 3 program for the once-daily LAMA/LABA dual bronchodilator, GSK573719/vilanterol ('719/VI). The second is the start of an extensive Phase 3b outcomes study to assess the potential for RELOVAIR(TM) to improve survival in those with COPD and a history of, or at risk from, cardiovascular disease. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Theravance, Inc. dated February 03, 2011

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 03, 2011	THERAVANCE, INC. By: /s/ Michael W. Aguiar Michael W. Aguiar Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Theravance, Inc. dated February 03, 2011